============================================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 21, 2006

MAVERICK MINERALS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-25515	88-0410480
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

2501 Lansdowne Avenue
Saskatoon, Saskatchewan, Canada S7J 1H3
(Address of principal executive offices and Zip Code)

(306) 343-5799
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================================================

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On July 21, 2006, Moen and Company LLP informed us that it resigned as our principal independent accountant effective as of that date. On November 02, 2006, we engaged BDO Dunwoody LLP as our new principal independent accountant to audit our financial statements. Since we do not currently maintain an audit committee, our full board of directors approved the engagement of BDO Dunwoody LLP.

Moen and Company LLP's report on our financial statements for the past two fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Moen and Company LLP's reports contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Moen and Company LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moen and Company LLP, would have caused Moen and Company LLP to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

During the years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We received a letter from Moen and Company, dated July 21, 2006, which stated that it agreed with the disclosure. A copy of the letter from Moen and Company LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2005 and 2004, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with BDO Dunwoody LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has BDO Dunwoody LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
16.1	Letter dated July 21, 2006 from Moen and Company LLP regarding our change in independent registered public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated this 13th day of November, 2006.

MAVERICK MINERALS CORPORATION
(formerly known as Pacific Cart Services Ltd.)
(Registrant)

BY:	ROBERT KINLOCH
Robert Kinloch, President, Principal Executive Officer, Secretary/Treasurer, Principal Financial Officer and member of the Board of Directors